SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 25, 2016

DYCOM INDUSTRIES, INC.
(Exact name of Registrant as specified in its charter)

Florida	001-10613	59-1277135
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

11780 U.S. Highway One, Suite 600,
Palm Beach Gardens, Florida 33408
(Address of principal executive offices) (Zip Code)

(561) 627-7171
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

EXPLANATORY NOTE

This Form 8-K is being filed solely for the purpose of filing Exhibits 23.1 and 23.2, consents from PricewaterhouseCoopers LLP and Deloitte & Touche LLP, to the incorporation by reference of each of their reports included in the Annual Report on Form 10-K of Dycom Industries, Inc. filed with the Securities and Exchange Commission (the “Commission”) on September 4, 2015 into the registration statement on Form S-3ASR (No. 333-198651) of Dycom Industries, Inc. filed with the Commission on September 9, 2014 (the “S-3 Registration Statement”) and with respect to the report of PricewaterhouseCoopers LLP only, into Dycom's registration statements on Form S-8 (Nos. 333-83658, 333-153345, 333-117445 and 333-191198).

Item 9.01 Financial Statement and Exhibits.

(d)	Exhibits

23.1	Consent of PricewaterhouseCoopers LLP

23.2	Consent of Deloitte & Touche LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 25, 2016

DYCOM INDUSTRIES, INC. (Registrant)
By:	/s/ Richard B. Vilsoet
Name:	Richard B. Vilsoet
Title:	Vice President, General Counsel and Corporate Secretary